UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2011

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 324-7500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Failure to Satisfy a Continued Listing Rule or Standard.
On December 1, 2011, Patriot National Bancorp, Inc. (“Patriot”) announced that Michael J. Weinbaum, a director of Patriot, had been elected to its Audit Committee.
On November 28, 2011, Patriot received a notice from Nasdaq that Patriot was not in compliance of Nasdaq Listing Rule 5605(c)(2), because Patriot’s Audit Committee consisted of two independent directors instead of the required three independent directors. Patriot was in compliance with Nasdaq Listing Rule 5605(c)(2) prior to the resignation of an independent Audit Committee member. Nasdaq provided Patriot a cure period until December 13, 2011, to regain and evidence compliance. Mr. Weinbaum’s election to the Audit Committee satisfies the requirements of the Nasdaq rule.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Date: December 1, 2011	By:	/s/ Robert F. O’Connell
Robert F. O’Connell
Senior Executive Vice President and Chief Financial Officer